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                                                                   Exhibit 10.66

                                   FIRST AMENDMENT


          FIRST AMENDMENT, dated as of November 5, 1997 (this "First Amendment"), to the Credit Agreement, dated as of June 6, 1997 (the "Credit Agreement"), among MADISON SQUARE GARDEN, L.P., a Delaware limited partnership (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), TORONTO DOMINION (NEW YORK), INC., as documentation agent for the Lenders thereunder and THE BANK OF NOVA SCOTIA, as syndication agent for the Lenders thereunder.

                                W I T N E S S E T H :

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

          WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. As used herein, terms defined in this First Amendment or in the Credit Agreement are used herein as so defined.

          2. Amendment to Subsection 7.2. Subsection 7.2 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (i) thereof, (b) deleting the period at the end of paragraph (j) thereof and substituting the text "; and" and (c) adding thereto the following new paragraph (k):

               "(k) other Indebtedness and guarantees in an aggregate amount not to exceed $39,000,000."

          3. Amendment to Subsection 7.9. Subsection 7.9 of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" in paragraph
(j) thereof and substituting the amount "$32,500,000".

          4. Effectiveness. The amendments provided for herein shall become effective on the date (the "Effective Date") of satisfaction of the following condition precedent:


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                                                                           2



          (a) The Administrative Agent shall have received counterparts of this First Amendment, duly executed and delivered by the Borrower and each of the other parties hereto.

          (b) The Administrative Agent shall have received a certificate from an officer of the General Partner stating that no governmental or third party approvals (including from the NBA or NHL) are required to be obtained in connection with this First Amendment.

          (c) All limited partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this First Amendment shall be satisfactory in form and substance to the Administrative Agent.

          5. Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement; provided that each reference in such
Section 4 to "this Agreement" shall be deemed to be a reference both to this First Amendment and to the Credit Agreement as amended by this First Amendment.

          6. Continuing Effect; No Other Amendments. All of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Credit Documents or for any purpose except as expressly set forth herein.

          7. No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this First Amendment.

          8. Counterparts. This First Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          9. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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                                                                         3

          IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        MADISON SQUARE GARDEN, L.P.

                                        By: MSG EDEN CORPORATION,
                                             its General Partner


                                        By:_________________________
                                           Title:

                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Lender


                                        By:__________________________
                                           Title:

                                        LTCB TRUST COMPANY


                                        By:_________________________
                                           Title:

                                        GENERAL ELECTRIC CAPITAL SERVICES


                                        By:___________________________
                                           Title:


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        NEW YORK BRANCH


                                        By:___________________________________
                                           Title:


                                        ROYAL BANK OF CANADA


                                        By:_______________________________
                                           Title:


                                        CORESTATES BANK, N.A.


                                        By:___________________________
                                           Title:


                                        THE SAKURA BANK, LIMITED


                                        By:___________________________
                                           Title


                                        BANKERS TRUST COMPANY


                                        By:__________________________
                                           Title:


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                                                                          4

                                        BANK OF MONTREAL, CHICAGO BRANCH


                                        By:____________________________
                                           Title:


                                        BANKBOSTON, N.A.


                                        By:____________________________
                                           Title:

                                        THE FUJI BANK, LIMITED, NEW YORK
                                        BRANCH


                                        By:_________________________
                                           Title:

                                        THE BANK OF NOVA SCOTIA


                                        By:__________________________
                                           Title:

                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By:_____________________________
                                           Title:

                                        SOCIETE GENERALE, NEW YORK BRANCH


                                        By:_____________________________
                                           Title:


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:____________________________
                                           Title:


                                        NATIONSBANK OF TEXAS, N.A.


                                        By:___________________________
                                           Title:

                                        BARCLAYS BANK PLC


                                        By:___________________________
                                           Title:

                                        THE SUMITOMO BANK, LIMITED, NEW
                                        YORK BRANCH


                                        By:_____________________________
                                           Title:

                                        FLEET BANK, N.A.


                                        By:____________________________
                                           Title:




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                                                                          5


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:______________________________
                                           Title:


                                        THE BANK OF NEW YORK


                                        By:____________________________
                                           Title:


                                        BANQUE PARIBAS


                                        By:__________________________
                                           Title:

                                        By:__________________________
                                           Title:


                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR


                                        By:___________________________
                                           Title:


                                        By:___________________________
                                           Title:

                                        TORONTO DOMINION (NEW YORK), INC.


                                        By:____________________________
                                           Title:

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:___________________________
                                           Title: